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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            CYBEX INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                           CYBEX INTERNATIONAL, INC.

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 7, 2002

                               -----------------

   The Annual Meeting of Shareholders of Cybex International, Inc., a New York corporation (the "Company"), will be held at the Company's executive offices located at 10 Trotter Drive, Medway, Massachusetts 02053 on Tuesday, May 7, 2002 at 3:00 P.M., local time, for the following purposes:

       1. To elect two directors.

       2. To approve an amendment to the Company's 1995 Omnibus Incentive Plan to reserve an additional 500,000 shares of common stock for issuance thereunder.

       3. To approve the Company's 2002 Stock Retainer Plan for Nonemployee Directors.

       4. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 28, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

   TO MAKE CERTAIN THAT YOUR SHARES WILL BE VOTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

                                          By Order of the Board of Directors

                                          Joan Carter
                                          Secretary

Medway, Massachusetts
April 9, 2002

                           CYBEX INTERNATIONAL, INC.

                               -----------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                           To be held on May 7, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cybex International, Inc. ("Cybex" or the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 7, 2002 and at any adjournments of the meeting (the "Annual Meeting"). Shareholders of record at the close of business on March 28, 2002 will be entitled to notice of, and to vote at, such meeting.

   The mailing address of the Company's principal executive offices is 10 Trotter Drive, Medway, Massachusetts 02053. The approximate date on which this Proxy Statement and the form of proxy were first sent or given to the shareholders of the Company was April 9, 2002.

   The Annual Report of the Company for the year ended December 31, 2001, including audited financial statements, accompanies this Proxy Statement.

                                 VOTING RIGHTS

   As of the close of business on the record date, the Company had outstanding 8,808,379 common shares, par value $.10 per share ("Common Shares"). At all meetings of shareholders, holders of Common Shares are entitled to one vote, exercisable in person or by proxy, for each Common Share held.

   Shareholders who execute proxies may revoke them at any time before they are voted by notice to the Company in writing or at the meeting or by delivering, at or prior to the meeting, a properly executed later-dated proxy. Shares represented by an effective proxy given by a shareholder will be voted as directed, unless authority to vote is withheld. If a signed proxy is received but no specification is made thereon, the shares represented thereby will be voted in accordance with the recommendations of the Board of Directors.

   A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to conduct the election of directors and any other matters which may come before the meeting. If such a majority is represented at the meeting, then the nominees for director who receive the highest number of votes cast will be elected. The affirmative vote of at least a majority of the votes cast is required for the approval of the amendment to the 1995 Omnibus Incentive Plan, for approval of the 2002 Stock Retainer Plan for Nonemployee Directors, and for the approval of any other matter coming before the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                             ELECTION OF DIRECTORS

                                (Proposal No.1)

   The Board of Directors currently consists of seven directors divided into three classes. Two persons are to be elected to the Board of Directors at the Annual Meeting to serve until the 2005 Annual Meeting. Management's nominees for election as directors are Joan Carter and Alan H. Weingarten. The Company's remaining five directors will continue in office for the terms specified below. The persons named in the enclosed Proxy intend to vote for the election of the two nominees named above, unless instructions to the contrary are given therein. Proxies may not be voted for a greater number of persons than the number of nominees named below.

   The nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the person or persons voting the proxies will vote for such nominees as the Board of Directors of the Company may select.

   Nominees for directors who receive a plurality of the votes cast by the holders of the outstanding Common Shares entitled to vote at the Annual Meeting will be elected. Abstentions, broker non-votes, and withheld votes are not counted in determining the number of votes cast for any nominee for director. The Board of Directors recommends a vote FOR each nominee.

   The following table lists the name, age, principal occupation and certain business experience of each of the two nominees and the five continuing directors of the Company whose terms of office will continue after the Annual Meeting, the year in which each director's term of office will expire (assuming, in the case of each of the nominees, such nominees are elected at the Annual Meeting) and the year in which each director was first elected as a director of the Company.

   With the exception of Mr. Aglialoro and Ms. Carter, who are married, there are no family relationships between the directors and executive officers of the Company.

                       Age at
                      March 31,                 Principal Occupation and                   Year Term    Year First
Name                    2002                   Certain Business Experience                Will Expire Became Director
----                  --------- --------------------------------------------------------- ----------- ---------------
Nominees for Director

Joan Carter..........    58     President and Chief Operating Officer of UM Holdings         2005          1997
                                Ltd. ("UM"), which she co-founded in 1973. She served
                                as a Director of Trotter Inc. from 1983 until its merger
                                with the Company in 1997. Member of the Board, Penn
                                Mutual Life Insurance Company. Former Chairman of
                                the Board, Federal Reserve Bank of Philadelphia.

Alan H. Weingarten...    61     President and Chief Executive Officer of Alan H.             2005          1987
                                Weingarten & Associates, Inc., consultants in general
                                management, marketing and product planning, since
                                1986.

Continuing Directors

John Aglialoro.......    58     Chief Executive Officer of the Company since                 2003          1997
                                November, 2000. Chairman and Chief Executive Officer
                                of UM, which he co-founded in 1973. He served as a
                                Director of Trotter Inc. from 1983 until its merger with
                                the Company in 1997.

James H. Carll.......    53     Partner since 1983 of Archer & Greiner, A Professional       2004          1997
                                Corporation, a law firm which acts as general counsel for
                                the Company.

David D. Fleming.....    53     Group Senior Vice President and Corporate Officer of         2004          2000
                                Genzyme Corporation since 2000, where he has been
                                employed in a variety of capacities since 1984.

Arthur W. Hicks, Jr..    43     Acting Chief Financial Officer of the Company since          2004          1997
                                February, 2002. Vice President and Chief Financial
                                Officer of UM since 1988. He served as a Director of
                                Trotter Inc. from 1994 to its merger with the Company in
                                1997. Mr. Hicks is also a certified public accountant.

Jerry Lee............    65     Retired. Partner of Ernst & Young, LLP from 1969 to          2003          1997
                                1995, including managing partner of the Philadelphia
                                office from 1979 to 1989. He served as a Director of
                                Trotter Inc. from 1996 to its merger with the Company in
                                1997. Director, eResearchTechnology, Inc.

Meetings and Committees of the Board of Directors

   The Board of Directors of the Company held seven meetings during 2001. All directors attended more than 75% of the meetings of the Board and their respective Board committees.

   The Board of Directors has standing Executive, Compensation, Stock Option, and Audit Committees.

   The Executive Committee consists of Joan Carter, James H. Carll and John Aglialoro (Chair). The Executive Committee has, with certain exceptions, all of the authority of the Board of Directors. In addition, the Executive Committee makes recommendations to the Board with respect to management nominees to the Board and reviews and makes recommendations with respect to such shareholder nominees to the Board as may be submitted to the Company. The Executive Committee will consider the names and qualifications of candidates for the Board of Directors submitted by shareholders in accordance with the procedures described in "Shareholder Proposals and Director Nominations for 2003 Annual Meeting".

   The Executive Committee also recommends committee selections to the Board and evaluates and makes recommendations regarding the administration of the Board of Directors and Director compensation. The Executive Committee met once during 2001.

   The Compensation Committee currently consists of David D. Fleming and Joan Carter (Chair). The function of the Committee is to make recommendations to the Board of Directors concerning executive compensation and benefits policies for the Company. The Committee held three meetings during 2001.

   The Stock Option Committee currently consists of David D. Fleming and Jerry Lee (Chair). The Committee administers the Company's stock option plans, awarding stock options to key employees and nonemployee directors of the Company and determining the terms and conditions on which the options are granted. The Committee held four meetings during 2001.

   The Audit Committee currently consists of James H. Carll, Alan H. Weingarten and Jerry Lee (Chair). Mr. Hicks also served on the Audit Committee until his appointment as acting Chief Financial Officer. The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls, and has the responsibility and authority described in its charter. The Committee held eleven meetings in 2001.

   The current members of the Audit Committee are independent, as defined by the American Stock Exchange (AMEX) rules. The Board of Directors, in accordance with the AMEX rules, determined during Mr. Hicks' tenure that his service on the Audit Committee was appropriate notwithstanding his relationship with UM Holdings, because of the extent of his knowledge and experience in financial and business matters.

Report of the Audit Committee on Audited Financial Statements

   The Audit Committee of the Board of Directors functions pursuant to a written charter adopted and approved by the Board of Directors.

   The Audit Committee recommends to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and, once retained, consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the Company.

   Accordingly, the Audit Committee has (a) reviewed and discussed the audited financial statements with management; (b) discussed with Arthur Andersen, LLC, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

(c) received the written disclosures and the letter from Arthur Andersen, LLC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (d) discussed with Arthur Andersen, LLC its independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee also discussed with Arthur Andersen, LLC the overall scope and plans for its audit. The Audit Committee met with management and Arthur Andersen, LLC to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   Based on the review and discussions referred to above, in reliance on management and the independent auditors, and subject to the limitations of its role, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

   This report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference therein.

                        Members of the Audit Committee

                               Jerry Lee, Chair
                                James H. Carll
                              Alan H. Weingarten

Compensation of Directors

   The Company's compensation program for nonemployee directors during 2001 provided that each nonemployee director receive an annual retainer of $18,000, a portion of which was paid in shares of Company Common Stock (using the price per share on January 1 of such year) pursuant to the Company's 1995 Stock Retainer Plan for Nonemployee Directors (the "Retainer Plan"). In addition, Committee chairmen receive an annual retainer of $3,200. Directors also receive $1,000 per day for each Board meeting attended, $500 per telephone meeting and $500 for each Committee meeting attended. During 2001 pursuant to the Retainer Plan, nonemployee directors received 2,500 shares of Company Common Stock, representing the stock component of their annual retainer. In addition, and separate from the Retainer Plan, John Aglialoro receives, for serving as the Chairman of the Board, shares of Company Common Stock at the rate of 5,000 shares per annum.

   Subject to shareholder approval, the Retainer Plan will be replaced for 2002 with the 2002 Stock Retainer Plan for Nonemployee Directors. See "Approval of 2002 Stock Retainer Plan for Nonemployee Directors" below.

Certain Relationships and Related Transactions

   John Aglialoro, Joan Carter and UM Holdings Ltd. ("UM") together beneficially own approximately 49.6% of the Company's Common Shares. Mr. Aglialoro and Ms. Carter are executive officers, directors and the principal stockholders of UM.

   Mr. Aglialoro has served as the Chief Executive Officer of the Company since November, 2000, for which he was paid no additional compensation through 2001. The Board of Directors has approved for Mr. Aglialoro compensation of $50,000 to be paid in 2002 with respect to 2001 performance and a salary for 2002 of $360,000 per annum. The Board of Directors also has the discretion to award incentive compensation based on 2002 performance. In accordance with the Board's compensation policies, Mr. Aglialoro from and after January 1,

2002 will not receive a Board retainer or meeting fees, but will continue to receive a grant of 5,000 Common Shares per year for serving as Chairman of the Board. Mr. Aglialoro's compensation is reviewed and considered by the full Board, without the participation of Mr. Aglialoro and Ms. Carter.

   Arthur W. Hicks, Jr., UM's Vice President and Chief Financial Officer, has served as Cybex' acting Chief Financial Officer since February, 2002. Pursuant to a Services Agreement between Cybex and UM, Cybex compensates UM for Mr. Hicks' services at the rate of $120,000 per annum and reimburses UM for certain costs. These arrangements have been considered by the Board and found to be fair and in the best interest of the Company. Jordan Mersky, Vice President and General Counsel of UM, also serves as acting General Counsel of Cybex; Cybex does not pay any compensation to Mr. Mersky or UM for such services.

   Until the 1997 merger of a wholly-owned subsidiary of the Company with Trotter Inc. (which prior to the merger was a subsidiary of UM), Trotter was included in the consolidated income tax filings of UM. Trotter, UM and other subsidiaries of UM entered into a tax sharing agreement pursuant to which Trotter paid to UM amounts equal to the income taxes which Trotter would otherwise have paid had it filed separate income tax returns. The portion of the Company's 1997 net operating loss attributable to Trotter represents a net operating carry forward available to UM. UM has agreed to remit $585,000 to Cybex upon its utilization of this net operating loss carry forward.

   James H. Carll, a director of the Company, is a stockholder of Archer & Greiner, P.C., which acts as general counsel of the Company. Archer & Greiner also acts as counsel to UM.

                            EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

   The Compensation Committee of the Board of Directors consists entirely of non-management directors and its primary function is to make recommendations to the Board of Directors concerning executive compensation and benefit policies for the Company.

   The Committee believes that the most effective compensation program is one that provides executives with competitive base salaries and incentives to achieve both current and long-term strategic business goals of the Company. Compensation should reward results, not effort, and be tied to shareholder value.

   The Company's executive compensation programs are designed to:

    1. Align the interests of executive officers with the long-term interests of shareholders.

    2. Motivate and challenge executive officers to achieve both annual and long-term strategic business goals.

    3. Support an environment that rewards executive officers based upon corporate results.

    4. Attract and retain executive officers best qualified to promote the long-term success of the Company.

   The basic components of executive officer compensation for 2001 consisted of base salary and long-term incentives in the form of stock options. The executive officers also participate in employee benefit plans available generally to the Company's employees.

   While the Committee remains committed to annual incentive compensation, the Company's annual incentive compensation plans have resulted in no bonuses being paid over the last several years. In light of this, the annual incentive compensation program for 2001 and 2002 was suspended.

   Base Salary. In determining executive compensation levels, the Committee reviewed compensation levels at manufacturing companies of comparable size to the Company located in the New England region and nationally. The base salary of each executive officer is determined at levels considered appropriate for comparable positions at these peer companies. The Committee's policy is to target base salary at the peer average, ranging to the 75th percentile to reflect special circumstances. In 2001, executive officer base salaries were as a general matter at the peer average, and in any event not above the 75th percentile.

   Long-Term Incentive in Form of Stock Options. The Committee believes that significant management ownership of the Company's stock effectively motivates the building of shareholder wealth and aligns the interests of management with those of the Company's shareholders. The Committee also recognizes the dilutive effect that option grants can have on shareholder value. The Committee seeks to balance the need to provide management motivation with the shareholder cost of doing so. The goal is to use options as both a reward and a motivator.

   Options are issued at a per share exercise price equal to market price on the date of grant and generally become exercisable over four or five years in equal annual increments, with some options having a three year cliff vesting, contingent upon the officer's continued employment with the Company. Option grants are reviewed annually by the Stock Option Committee and a total of 187,000 options were issued to employees including executive officers during 2001. For further information with respect to options to the Named Executive Officers, see the tables under the headings "Option Grants in 2001" and "Aggregated Option Exercises in 2001 and Option Values at December 31, 2001" below.

   Chief Executive Officer Compensation. Mr. Aglialoro has served as Chief Executive Officer since November, 2000, for which he was paid no additional compensation during 2001 other than that payable in his role as a director and Chairman of the Company.

   Because Mr. Aglialoro is a principal stockholder of the Company and is married to Ms. Carter, decisions as to his compensation are determined by the full Board, without the participation of Mr. Aglialoro or Ms. Carter. The Board has approved for Mr. Aglialoro compensation of $50,000 to be paid in 2002 with respect to 2001 performance and a salary for 2002 of $360,000 per annum. The Board of Directors also has the discretion to award incentive compensation based on 2002 performance. Mr. Aglialoro will not receive in 2002 compensation as a director but will continue to receive a grant of 5,000 shares of Common Stock per year for serving as Chairman of the Board. In determining Mr. Aglialoro's compensation, the Board considered the compensation of chief executive officers at peer companies and the importance of Mr. Aglialoro's services to the Company.

   Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers to the extent that compensation exceeds $1,000,000 per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for 2001 did not exceed the $1,000,000 limit per officer, and the Committee does not anticipate that the non-performance-based compensation to be paid the Company's executive officers in the foreseeable future will exceed that limit.

                     Members of the Compensation Committee

                              Joan Carter, Chair
                               David D. Fleming

Compensation Committee Interlocks and Insider Participation

   At the end of 2001, the Compensation Committee consisted of David D. Fleming and Joan Carter (Chair). William E. Mahoney also served on the Committee until his resignation from the Board in 2001.

   Joan Carter is a Director, President and principal stockholder of UM, which is a major shareholder of the Company, and is married to John Aglialoro, the Company's Chief Executive Officer. All compensation issues pertaining to Mr. Aglialoro are accordingly determined by the Board, acting without the participation of Mr. Aglialoro or Ms. Carter.

Performance Graph

   The following graph compares the five-year cumulative total return (change in stock price plus reinvested dividends) on the Common Stock with the total returns of the American Stock Exchange Market Value Index, a broad market index covering stocks listed on the American Stock Exchange, and the companies in the Sporting and Athletic Goods industry (SIC Code 3949), a group encompassing approximately 22 companies (the "SIC Index").




                                    [CHART]
                                                                       AMEX
                                                                       Market
                                 Cybex                                 Value
                          International, Inc.        SIC Index         Index
                          -------------------        ---------        ------
1996                            100.00                100.00          100.00
1997                            124.20                 97.93          120.33
1998                             43.31                 42.65          118.69
1999                             26.75                 53.97          147.98
2000                             21.02                 61.73          146.16
2001                             19.06                 73.14          139.43


                Comparison of 5 Year Cumulative Total Return of
              CYBEX International, Inc., Amex Market Value Index
                               and the SIC Index

                            1996     1997      1998    1999    2000     2001
 -                         ------- --------- -------- ------- ------- --------
 Cybex International, Inc. $100.00   $124.20 $  43.31 $ 26.75 $ 21.02 $  19.06
 SIC Index................  100.00     97.93    42.65   53.97   61.73    73.14
 Amex Mkt. Value Index....  100.00    120.33   118.69  147.98  146.16   139.43

   Assumes $100 invested on December 31, 1996 and dividends are reinvested.
Source: Media General Financial Services.

Summary Compensation Table

   The following table sets forth information with respect to the compensation for 2001, 2000 and 1999 of the persons (sometimes collectively referred to as the "Named Executive Officers") who were, during 2001, the Chief Executive Officer, and the other most highly compensated executive officers of the Company at the end of 2001 and up to two additional individuals who served as an executive officer at any time during 2001, whose salary and bonus exceeded $100,000 for the year.


                                      Annual          Long Term
                                 Compensation(1)     Compensation
                                 ---------------- ------------------
                                                  Stock   Securities
                                                  Awards  Underlying    All Other
Name and Principal Position Year  Salary   Bonus  ($)(2)  Options(#) Compensation(3)
--------------------------- ---- -------- ------- ------- ---------- ---------------
  John Aglialoro........... 2001 $ 50,000      -- $14,025       --       $22,550
   Chairman and Chief       2000       --      --  20,188       --        15,600
   Executive Officer        1999       --      --  20,908       --        12,600

  Karen A. Slein........... 2001  140,394      --      --   10,000         3,250
   Senior Vice President    2000  135,000 $15,000      --       --         5,592
   Administration           1999  130,187      --      --    4,000         5,572

  Edward Kurzontkowski..... 2001  136,616      --      --   10,000        22,919
   Senior Vice President    2000  112,423      --      --    1,500         4,412
   Manufacturing            1999  100,500   7,619      --    4,000         4,508

  Paul G. Horgan........... 2001  107,308      --      --    5,000         1,552
   Corporate Controller     2000   50,000      --      --    4,000           150

--------
(1) In accordance with the rules of the Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the officer for such year.
(2) All stock awards were subject to the condition that the stock could not be sold or transferred for six months; there were no other restrictions pertaining to these awards. The stock awards received by Mr. Aglialoro consist of (a) the portion of his annual director retainer paid in shares of common stock pursuant to the Company's 1995 Stock Retainer Plan for Nonemployee Directors and (b) the 5,000 shares of common stock per annum received by Mr. Aglialoro for serving as Chairman. See "Compensation of Directors" above.
(3) For Mr. Aglialoro, consists of the cash compensation received as a director. See "Compensation of Directors" above. For all other individuals, consists of the sum of (a) contributions made by the Company under its 401(K) Plan, which for 2001 aggregated $4,125 for Mr. Kurzontkowski, $2,806 for Ms. Slein, and $1,100 for Mr. Horgan, (b) the taxable portion of group term life insurance over $50,000, which for 2001 aggregated $378 for Mr. Kurzontkowski, $444 for Ms. Slein and $452 for Mr. Horgan, and (c) for Mr. Kurzontkowski, the forgiveness of $18,416 of debt.

                             Option Grants in 2001

   The following table shows all grants of options to the Named Executive Officers of the Company in 2001:

                                                                       Potential Realizable Value
                                                                        at Assumed Annual Rates
                                                                       of Stock Appreciation for
                                   Individual Grants(1)                      Option Term(2)
                     ------------------------------------------------- --------------------------
                                     % of Total
                        Options    Options Granted Exercise
                        Granted    to Employees in  Price   Expiration 0%        5%        10%
Name                 (# of shares)      2001        ($/Sh)     Date    ($)       ($)       ($)
----                 ------------- --------------- -------- ---------- ---     -------   -------
John Aglialoro......        --
Edward Kurzontkowski    10,000           5.3%       $1.75    12/26/11   0     $11,006   $27,890
Karen A. Slein......    10,000           5.3         1.75    12/26/11   0      11,006    27,890
Paul G. Horgan......     5,000           2.7         1.75    12/26/11   0       5,503    13,945

--------
(1) The options were granted under the terms of the Company's Stock Option Plan at a per share exercise price equal to the market price of a Common Share on the date of grant. The options become exercisable over four years in annual increments of 25% beginning one year after the date of grant. The Stock Option Committee has the right to accelerate the exercisability of any of the options.
(2) The potential realizable value is the product of (a) the difference between: (i) the product of the per-share market price at the time of the grant and the sum of 1 plus the adjusted stock price appreciation rate (i.e., the assumed rate of appreciation compounded annually over the term of the option) and (ii) the per-share exercise price of the option; and (b) the number of securities underlying the grant at fiscal year-end. The dollar amounts under these columns are the result of calculations at 0% and the 5% and 10% assumed rates of appreciation prescribed by the Securities and Exchange Commission, and, therefore, are not intended to forecast possible future appreciation, if any, of the market price of the Company's Common Shares. The actual value that any Named Executive Officer may realize, if any, will depend on the amount by which the market price of the Common Shares at the time of exercise exceeds the exercise price.

                    Aggregated Option Exercises in 2001 and
                      Option Values at December 31, 2001

   The following table provides information as to the value of options held by the Named Executive Officers at year-end measured in terms of the closing price of a Common Share on December 31, 2001 ($1.87 per share). None of the Named Executive Officers exercised any options during 2001.

                                               Number of Securities     Value of the Unexercised
                        Shares     Value      Underlying Unexercised      In-the-Money Options
                     Acquired on  Realized Options at Dec. 31, 2001 (#)  at Dec. 31, 2001 ($)(2)
Name                 Exercise (#)  ($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable
----                 ------------ -------- ---------------------------- -------------------------
John Aglialoro......      --         --                   --/--                     --/--
Edward Kurzontkowski      --         --            6,466/15,375                 $0/$1,200
Karen A. Slein......      --         --           18,808/16,375                 $0/$1,200
Paul G. Horgan......      --         --                --/9,000                   --/$600

--------
(1) Value realized is the difference between the market price of a Common Share on the date of exercise and the exercise price of the option, multiplied by the number of Common Shares underlying the option.
(2) Value of unexercised "in-the-money" options is the difference between the market price of a Common Share on December 31, 2001 and the exercise price of the option, multiplied by the number of Common Shares underlying the option.

Employment Agreements

   The Company has entered into employment agreements with its executive officers, other than Mr. Aglialoro and Mr. Hicks. Under these agreements, the employment may be terminated with or without cause at any time. In the event that the Company terminates the officer's employment other than "for cause", the Company is obligated to continue normal salary payments for one year. The employment agreements of the executive officers provide that upon a change of control, as defined, the officer may resign and receive the severance which would have been payable upon a non-cause termination. Pursuant to the agreement, each officer has agreed not to compete with the Company during his employment and for a period of one year thereafter.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of the record date, March 28, 2002, information with respect to the number of Common Shares of the Company beneficially owned by each person known to us to own beneficially more than 5% of the Common Shares, by each director and nominee for director of the Company, by each of the Named Executive Officers identified herein under the caption "Summary Compensation Table", and by all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

                                                  Amount and Nature of  Percent
Name and Beneficial Owner                         Beneficial Ownership of Class
-------------------------                         -------------------- --------
UM Holdings Ltd..................................      2,735,856(1)      31.1%
56 Haddon Avenue
Haddonfield, New Jersey 08033

John Aglialoro, Chairman and CEO(2)..............      4,365,586(3)      49.6%

Joan Carter, Director(2).........................      4,365,586(4)      49.6%

Grace & White, Inc.(5)...........................        873,600          9.9%
515 Madison Avenue
Suite 1700
New York, NY 10022

Dimensional Fund Advisors, Inc.(6)...............        492,500          5.6%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Karen A. Slein, Senior Vice President............         18,808(7)         *

Edward Kurzontkowski, Senior Vice President......          6,841(7)         *

Arthur W. Hicks, Jr., Director and Acting CFO....         54,778(7)         *

Paul G. Horgan, Corporate Controller.............              0           --

James H. Carll, Director.........................         16,048            *

David D. Fleming, Director.......................         14,665            *

Jerry Lee, Director..............................         21,321(7)         *

Alan H. Weingarten, Director.....................         16,915            *

All directors, nominees and executive officers as
 a group (consisting of 10 persons)..............      4,514,962(7)      50.8%

--------
*  Less than 1%
(1) Represent shares owned by its wholly-owned subsidiaries, UM Equity Corp. and UM Investment Corporation. These shares have been pledged to a financial institution to secure a loan to UM Holdings Ltd. in the normal course of its business, which pledge could result in a change of control of the Company.
(2) Mr. Aglialoro and Ms. Carter's address is the same as UM Holdings Ltd.

(3) Includes (a) 2,735,856 shares beneficially owned by UM Holdings Ltd., of which Mr. Aglialoro is a principal stockholder, executive officer and director; (b) 200 shares held in an IRA account for the benefit of Mr. Aglialoro; and (c) 762,048 shares owned by his wife, Joan Carter, as to which beneficial ownership is disclaimed.
(4) Includes (a) 2,735,856 shares beneficially owned by UM Holdings, Ltd., of which Ms. Carter is a principal stockholder, executive officer and director; and (b) 867,482 shares owned by her husband, John Aglialoro, as to which beneficial ownership is disclaimed.
(5) Information is based upon filing made with the Securities Exchange Commission. The Company assumes no responsibility for the accuracy of such information.
(6) Information is based upon filing made with the Securities Exchange Commission. The Company assumes no responsibility for the accuracy of such information. Shares are owned by funds for which Dimensional Fund Advisors, Inc. furnishes investment advice or serves as investment manager, and Dimensional disclaims beneficial ownership.
(7) The amount next to individual's name includes shares which the individual has the right to acquire within sixty days through the exercise of stock options, as follows: Ms. Slein, 18,808 shares; Mr. Kurzontkowski, 6,841 shares; Mr. Hicks, 42,730 shares; Mr. Lee, 4,273 shares. The number of shares which all directors and executive officers as a group have the right to acquire within sixty days is 72,652 shares of Company Common Stock. In each case the percent of class is calculated on the basis that such shares are deemed outstanding. No voting or investment power exists with respect to shares prior to acquisition. Shares beneficially owned by all directors and executive officers as a group include 2,735,856 shares beneficially owned by UM Holdings, Ltd., of which Mr. Aglialoro and Ms. Carter are principal stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of l934 requires the Company's officers and directors, and any persons who own more than ten percent of the Company's Common Shares to file reports of initial ownership of the Company's Common Shares and subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during 2001 all Section 16(a) filing requirements were complied with.

                         APPROVAL OF AMENDMENT TO 1995
                            OMNIBUS INCENTIVE PLAN
                               (Proposal No. 2)

   The Board of Directors is proposing for shareholder approval an amendment to the Company's 1995 Omnibus Incentive Plan (the "Incentive Plan"). The proposed amendment to the Incentive Plan would increase the aggregate number of shares of Company Common Stock that may be subject to Benefits (as defined) granted under the Incentive Plan by an additional 500,000 shares (the "Plan Amendment").

   The purpose of the Incentive Plan is to provide incentives which will attract and retain highly competent persons as officers and key employees of the Company and its subsidiaries, by providing them opportunities to acquire shares of Company Common Stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described therein. The Incentive Plan provides for the grant of any or all of the following types of benefits:
(1) stock options including incentive stock options (an "ISO") and non-qualified stock options (a "non-qualified option"); (2) stock appreciation rights; (3) stock awards, including restricted stock; (4) performance awards; and (5) bonus stock purchase awards (collectively, "Benefits"). All stock options granted pursuant to the Incentive Plan shall be granted at an exercise price equal to the fair market value of the Company Common Stock at the time of such grant.

   At March 28, 2002, 24,223 shares remained available for future grant under the Incentive Plan. The Board of Directors believes that the number of shares remaining available for Benefits under the Incentive Plan will be insufficient to continue to obtain the beneficial effects of the Incentive Plan over its remaining term unless the additional shares are authorized.

General Terms of the Incentive Plan

   The Incentive Plan provides for administration by a committee (the "Committee") appointed by the Board of Directors from among its members (which may be the Compensation Committee), which shall be comprised of not less than two non-employee members of the Board. Among the Committee's powers are the authority to select officers and other key employees of the Company and its subsidiaries to receive Benefits, and determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits. Shares of Company Common Stock subject to a stock option which for any reason is canceled (excluding shares subject to a stock option canceled upon the exercise of a related stock appreciation right) or terminated without having been exercised, or any stock awards or performance awards which are forfeited, shall again be available for Benefits under the Incentive Plan.

   The Incentive Plan provides that Benefits shall not be transferable otherwise than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, the Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such person.

   Upon the grant of any Benefit, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the Incentive Plan. No Benefit shall be granted after March 7, 2005. The Board of Directors reserves the right to amend, suspend or terminate the Incentive Plan at any time, subject to the rights of participants with respect to any outstanding Benefits.

   The Incentive Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company. In addition, if there is a Change in Control (as defined in the Incentive Plan) of the Company, all then outstanding Stock Options and Stock Appreciation Rights immediately become exercisable; however, any spin-off of a division or subsidiary of the Company to its shareholders shall not constitute a Change in Control of the Company.

Certain Federal Income Tax Consequences

   If an option granted under the Incentive Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

   All options that do not qualify as ISOs are taxed as non-qualified options. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified option. However, upon the exercise of a non-qualified option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Exchange Act, the date of taxation may be deferred unless the optionee files an election (a "Section 83(b) election") with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a non-qualified option.

   With respect to other Benefits under the Incentive Plan that are settled either in cash or in shares of Common Stock that are either transferable or not subject to a substantial risk of forfeiture, employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Common Stock received. With respect to Benefits under the Omnibus Plan that are settled in shares of Common Stock that are restricted to transferability or subject to a substantial risk of forfeiture, an individual, absent a Section 83(b) election, will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the "Restrictions") lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Common Stock as of that date over the price paid for such award, if any. The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee.

New Plan Benefits

   The Company does not currently have plans for future awards of Benefits.

Vote Required and Board Recommendation

   The affirmative vote of at least a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval of the amendment to the Incentive Plan. For purposes of determining the number of votes cast with respect to the matter, only those votes cast "for" or "against" are included, and abstentions and broker non-votes are not counted.

The Board of Directors recommends a vote "FOR" the amendment to the Incentive Plan.

                     APPROVAL OF 2002 STOCK RETAINER PLAN
                           FOR NONEMPLOYEE DIRECTORS

                               (Proposal No. 3)

   The Board of Directors is proposing for shareholder approval the 2002 Stock Retainer Plan for Nonemployee Directors (the "Retainer Plan"). The Retainer Plan provides that each nonemployee director of the Company will receive an annual retainer, of which 50% will be payable in Common Shares rather than in cash. For the past seven years the Company has paid a portion of each nonemployee director's annual retainer in

Common Shares, pursuant to the Company's 1995 Stock Retainer Plan for Nonemployee Directors (the "1995 Plan"). The shares available under the 1995 Plan have been exhausted. The Board believes that the payment of the annual retainer in Common Shares (1) furthers the identity of interest of the nonemployee directors with the interest of the Company's other shareholders,
(2) stimulates and sustains constructive and imaginative thinking by such nonemployee directors, and (3) induces the service or continued service of the most highly qualified individuals to serve as nonemployee directors of the Company.

   The full text of the Retainer Plan is set forth as Exhibit A to this Proxy Statement, and readers are urged to refer to it for a complete description of the Retainer Plan. The following summary is qualified by reference to the Retainer Plan.

Description of the Plan

   The Retainer Plan provides that each person serving as a nonemployee director will be issued a number of shares of stock of the Company (a "Stock Retainer") equal to an amount obtained by dividing 50% of his annual retainer for the year by the fair market value of a Common Share on January 1 of such year. In the event a Stock Retainer is paid to a person who shall have commenced or ceased service during the year, his Stock Retainer is adjusted to reflect the percentage of the year during which he served as a nonemployee director. Common Shares received pursuant to a Stock Retainer may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of until at least six months and one day after the payment date. No Stock Retainer will be issued to a nonemployee director who is removed for cause, as specified in the Company's Restated Certificate of Incorporation, as the same may be amended.

   Only nonemployee directors are eligible to participate in the Retainer Plan. As defined in the Retainer Plan, a nonemployee director is an individual who serves as a director of the Company and who is not an officer or employee of the Company or its subsidiaries. There are currently five nonemployee directors of the Company.

Shares Available for Issuance

   Up to 150,000 Common Shares (subject to adjustment for stock splits, stock dividends and the like) may be issued pursuant to the Retainer Plan.

Certain Federal Income Tax Consequences

   Assuming that the nonemployee directors who participate in the Retainer Plan are subject to the reporting and short swing profit recovery provisions of
Section 16 of the Exchange Act, absent a timely written election pursuant to
Section 83(b) of the Internal Revenue Code of 1986 filed with the Internal Revenue Service, a nonemployee director who receives Common Stock under the Retainer Plan generally will recognize income six months after the grant of such Common Stock in an amount equal to the fair market value (on such date) of the shares of Common Stock received. Provided that the amount of ordinary income taxable to the nonemployee director constitutes an ordinary and necessary business expense and is reasonable, the Company will be entitled to a deduction in an equivalent amount.

Accounting Treatment of Stock Retainers

   The issuance of shares in payment of annual retainers results in compensation expense based on the fair market value of such shares.

Termination and Amendment

   The Retainer Plan terminates on January 1, 2012 (unless sooner terminated by the Board of Directors). The Retainer Plan may be amended, suspended or terminated by the Board of Directors without shareholder approval, except as specified in Section 8 of the Retainer Plan (which effectively prohibits the amendment of the Retainer Plan more than once every six months in a manner that would affect the formula by which Common Shares are issued to nonemployee directors thereunder).

New Plan Benefits

   If the Retainer Plan is approved by the shareholders, each nonemployee director who serves throughout 2002 will receive a Stock Retainer for such year of 4,813 shares.

Vote Required and Board Recommendation

   The affirmative vote of at least a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval of the Retainer Plan. For purposes of determining the number of votes cast with respect to the matter, only those votes cast "for" or "against" are included, and abstentions and broker non-votes are not counted.

The Board of Directors recommends a vote "FOR" the Retainer Plan.

                SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                            FOR 2003 ANNUAL MEETING

   Any proposals by a shareholder intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Company no later than December 1, 2002 and be in compliance with applicable Securities and Exchange Commission regulations, for inclusion in the Company's Proxy Statement relating to such meeting.

   The Company's by-laws provide that any shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such shareholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage pre-paid, to the Secretary of the Company not later than (i) with respect to an election held at an annual meeting of shareholders, 90 days in advance of such meeting and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. A copy of the pertinent by-law provision, which sets forth additional requirements for the form of such notice, is available on request to the Corporate Secretary, Cybex International, Inc., 10 Trotter Drive, Medway, Massachusetts 02053.

   In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of proxies solicited by the Board of Directors in connection with the 2003 Annual Meeting may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the Company does not have notice on or before February 23, 2003.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors in February 2002 appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Representatives of Arthur Andersen LLP are expected to attend the 2002 Annual Meeting of Shareholders of the Company and will be afforded an opportunity to make a statement and to respond to appropriate questions. Arthur Andersen LLP has served as the Company's auditors since 1997. The Board of Directors and Audit Committee have been monitoring the press coverage regarding Arthur Andersen LLP in its role as auditors of Enron Corp. In addition, the Audit Committee has discussed this and other matters with representatives of Arthur Andersen LLP. The Audit Committee concluded that, based on information available to it, as well as the high quality services provided by Arthur Andersen LLP for the Company over the preceding five years, such matters do not currently impair the ability of that firm to provide quality and independent audit services to the Company. The Board of Directors and Audit Committee will continue to closely monitor and evaluate any further developments in this matter.

   During 2001, the Company retained Arthur Andersen LLP to provide services in the following categories and amounts:

                    Audit Fees.................... $200,490

                    Financial Information Systems
                    Design and Implementation Fees       0

                    All Other Fees................ $70,000

   The Audit Committee reviewed the above non-audit services and has determined that the provision thereof is compatible with maintaining auditor independence.

                            SOLICITATION OF PROXIES

   Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone, telegraph or otherwise, but such persons will not be specially compensated for such service. Banks and brokers will be requested to solicit proxies from their customers, where appropriate, and the Company will reimburse them for their reasonable expenses. The cost of such solicitation will be borne by the Company.

                                 OTHER MATTERS

   Management is not aware of any matters to be presented for action at the meeting other than the election of directors and does not intend to bring any other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the holders of proxies solicited hereby will vote thereon in their discretion.

                                          By Order of the Board of Directors

                                          Joan Carter
                                          Secretary

   Medway, Massachusetts
   April 9, 2002

                                   EXHIBIT A

                        CYBEX INTERNATIONAL, INC.
              2002 STOCK RETAINER PLAN FOR NONEMPLOYEE DIRECTORS

   1. Purpose. The Cybex International, Inc. 2002 Stock Retainer Plan for Nonemployee Directors (the "Plan") is intended (i) to further the identity of interests of the directors of Cybex International, Inc. (the "Company") who are neither officers nor employees of the Company or its subsidiaries ("Nonemployee Directors") with the interests of the Company's shareholders, (ii) to stimulate and sustain constructive and imaginative thinking by such Nonemployee Directors, and (iii) to induce the service or continued service of the most highly qualified individuals to serve as Nonemployee Directors of the Company.

   2. Participants. All Nonemployee Directors are eligible to participate in the Plan and each such director will participate as described in Section 4 hereof.

   3. Common Stock Available under the Plan. The aggregate number of shares of common stock, $.10 par value per share ("Common Stock"), of the Company that may be issued under this Plan shall be 150,000 shares of Common Stock, which may be authorized and unissued shares or treasury shares, subject to any adjustments made in accordance with Section 6 hereof. If any shares of Common Stock issued pursuant to a Stock Retainer (as defined below) shall, after issuance, be reacquired by the Company for any reason, such shares may again be issued pursuant to the Plan, to the extent permitted by Rule 16b-3 (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   4. Stock Retainer. (a) Except as provided herein, from and after January 1, 2002, on December 31 of each calendar year (each, a "Payment Date"), each person serving as a Nonemployee Director on such Payment Date will, for service as such, be issued a number of shares of Common Stock ("Stock Retainer") equal to the quotient obtained by dividing (i) fifty percent (50%) of his annual retainer (the "Retainer Amount") by (ii) the Fair Market Value (as defined herein) of a share of Common Stock on January 1 of such calendar year. To the extent that such calculation does not result in a whole number of shares, the fractional share shall be rounded upwards to the next whole number so that no fractional shares shall be issued.

   (b) In the event that a Stock Retainer is to be paid on a Payment Date to a Nonemployee Director who shall have commenced service as a Nonemployee Director subsequent to the immediately preceding Payment Date, his Stock Retainer shall be adjusted to reflect the percentage of the year during which such Nonemployee Director served as such.

   (c) In the event a Nonemployee Director shall cease to serve as a director of the Company between Payment Dates, such person shall receive a Stock Retainer equal to the Stock Retainer that would otherwise have been paid on the immediately following Payment Date had such person continued to serve, adjusted to reflect the percentage of the year during which such person served as a Nonemployee Director, and such Stock Retainer shall be paid as soon as practicable following the date the Nonemployee Director ceases to serve as a director of the Company.

   (d) The stock certificate representing the Stock Retainer shall be delivered to each Nonemployee Director as soon as practicable following each Payment Date. After the delivery of the shares, each Nonemployee Director shall have all the rights of a shareholder with respect to such shares (including the right to vote such shares and the right to receive all dividends paid with respect to such shares); provided, however; shares of Common Stock received pursuant to a Stock Retainer in respect of a Payment Date may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of until at least six months and one day after such Payment Date.

   (e) Notwithstanding the foregoing, no Stock Retainer will be issued to a Nonemployee Director who is removed for cause, as specified in the Company's Restated Certificate of Incorporation, as the same may be amended.

   5. Fair Market Value. For purposes of this Plan, Fair Market Value shall be the closing price for the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on the date of calculation) if the Company's Common Stock is readily tradeable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Board of Directors as the fair market value of the Common Stock of the Company.

   6.  Adjustment Provisions.

   (a) In the event that any reclassification, split-up or consolidation of the Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities or property of the Company or for shares of the stock or other securities or property of any other corporation or person, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (i) the number and class of shares that may be issued pursuant to Stock Retainers thereafter paid, and (ii) the number and class of shares that have not been issued under effective Stock Retainers, shall in each case be equitably adjusted as determined by the Board of Directors.

   (b) In the event that any spin-off or other distribution of assets of the Company to its shareholders shall occur, the number and class of shares that may be issued pursuant to Stock Retainers thereafter paid shall be equitably adjusted as determined by the Board of Directors.

   7.  General Provisions.

   (a) Nothing in this Plan or in any instrument executed pursuant hereto shall confer upon any person any right to continue to serve as a Nonemployee Director of the Company.

   (b) No shares of Common Stock shall be issued pursuant to a Stock Retainer unless and until all legal requirements applicable to the issuance of such shares have been complied with in the opinion of counsel to the Company. In connection with any such issuance, the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

   (c) No person (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Retainer except as to such shares of Common Stock, if any, as shall have been issued to him.

   (d) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to Nonemployee Directors that the Company now has or may hereafter put into effect.

   (e) It shall be a condition to the obligation of the Company to issue shares of Common Stock hereunder, that the participant pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company shall have no obligation to issue, and the participant shall have no right to receive, shares of Common Stock.

   8.  Duration, Amendments and Termination.

   (a) No Stock Retainers shall be paid under this Plan with respect to any period beginning after December 31, 2011. The Board of Directors may amend or suspend the Plan from time to time or terminate the Plan at any time; provided, however, that (i) no amendment shall become effective without the approval of the shareholders of the Company to the extent shareholder approval is required in order to comply with Rule 16b-3, and (ii) neither the Retainer Amount, nor any other provision of this Plan affecting the number of shares of Common Stock receivable pursuant to a Stock Retainer or the frequency with which Stock Retainers are paid, shall be amended or otherwise modified more than once every six months, except as may be necessary or appropriate to comport with the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974, as either of the same may be amended, or the rules and regulations promulgated thereunder.

   (b) No amendment, suspension or termination of this Plan shall adversely affect any Stock Retainer theretofore paid.

   9. Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

   10. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

   11. Effective Date. (a) This Plan was approved by the Board of Directors on December 11, 2001, subject to shareholder approval. This Plan, upon being approved by the shareholders of the Company at an annual or any special meeting of the shareholders of the Company, shall be deemed effective as of January 1, 2002 (the "Effective Date").

   (b) This Plan shall terminate on December 31, 2011 (unless sooner terminated by the Board of Directors).

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                            CYBEX INTERNATIONAL, INC.

                       2002 ANNUAL MEETING OF SHAREHOLDERS
                        PROXY FOR HOLDERS OF COMMON STOCK
               Proxy Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints PAUL G. HORGAN and JAMES H. CARLL, or any of them, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of Cybex International, Inc. to be held on May 7, 2002, or at any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of Cybex International, Inc. which the undersigned would be entitled to vote if personally present:

COMMON
                                                               With- For All
1. The election as directors of all nominees listed      For   hold  Except
   (except as marked to the contrary below):             [ ]    [ ]    [ ]

    Joan Carter                  Alan H. Weingarten

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. To approve an amendment to the Company's 1995            For Against Abstain
   Omnibus Incentive Plan to reserve an additional          [ ]   [ ]      [ ]
   500,000 shares of common stock for issuance thereunder.

3. To approve the Company's 2002 Stock Retainer Plan        For Against Abstain
   for Nonemployee Directors.                               [ ]   [ ]      [ ]

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed above and FOR items 2 and 3 above. This proxy may be revoked at any time prior to the time it is voted.

     When signing the proxy, please date it and take care to have the signature conform to the shareholder's name as it appears on this proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

Please be sure to sign and date this Proxy in the box below.

Date
    --------------------------

------------------------------             -----------------------------------
Shareholder sign above                     Co-holder (if any) sign above


                Detach above card, sign, date and mail in postage
                            paid envelope provided.

                            CYBEX INTERNATIONAL, INC.

You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                            CYBEX INTERNATIONAL, INC.


                       2002 ANNUAL MEETING OF SHAREHOLDERS
                        PROXY FOR HOLDERS OF COMMON STOCK
               Proxy Solicited on Behalf of The Board of Directors

     The undersigned hereby appoints PAUL G. HORGAN and JAMES H. CARLL, or any of them, with full power of substitution, the proxy of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of Cybex International, Inc. to be held on May 7, 2002, or at any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of Cybex International, Inc. which the undersigned would be entitled to vote if personally present:
                                                                With-    For All
1.   The election as directors of all nominees            For   hold     Except
     listed (except as marked to the contrary below):     [ ]    [ ]      [ ]

     Joan Carter                    Alan H. Weingarten

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2.   To approve an amendment to the Company's 1995        For  Against  Abstain
     Omnibus Incentive Plan to reserve an additional      [ ]    [ ]      [ ]
     500,000 shares of common stock for issuance thereunder.

3.   To approve the Company's 2002 Stock Retainer Plan    For  Against  Abstain
     for Nonemployee Directors.                           [ ]    [ ]      [ ]

4. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed above and FOR items 2 and 3 above. This proxy may be revoked at any time prior to the time it is voted.

     When signing the proxy, please date it and take care to have the signature conform to the shareholder's name as it appears on this proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.

Please be sure to sign and date this Proxy in the box below.

Date
     -----------------------------

----------------------------------         ----------------------------------
        Shareholder sign above             Co-holder (if any) sign above

                Detach above card, sign, date and mail in postage
                            paid envelope provided.

                            CYBEX INTERNATIONAL, INC.

You are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       4